Prospectus Supplement

February 21, 2007

Morgan Stanley Institutional Fund, Inc.

Supplement dated
February 21, 2007 to
the Morgan Stanley
Institutional Fund, Inc.
Prospectus dated
April 28, 2006 of:

International Real
Estate Portfolio
U.S. Real Estate
Portfolio

The following disclosure is hereby inserted at the beginning of the section of the Prospectus entitled "Shareholder Information – How to Purchase Shares":

Effective at the close of business on January 12, 2007, the Fund has suspended offering shares of the International Real Estate Portfolio and the U.S. Real Estate Portfolio to new investors, except as follows. The Fund will continue to offer shares of each Portfolio (1) through certain retirement plan accounts, (2) to clients of registered investment advisers who currently offer shares of the Portfolio in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the Portfolio are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley affiliates and their employees, (7) to benefit plans sponsored by Morgan Stanley and its affiliates and (8) through certain mutual fund wrap programs sponsored by affiliates of the Adviser. The Fund will continue to offer shares of the Portfolios to existing shareholders and, as market conditions permit, may recommence offering shares of the Portfolios to other new investors in the future. Any such offerings of a Portfolio's shares may be limited in amount and may commence and terminate without any prior notice.

Please retain this supplement for future reference.

MSIREUIPSPT1